MANAGERS TRUST II

MANAGERS 20 FUND

MANAGERS MID-CAP FUND

MANAGERS BALANCED FUND

MANAGERS HIGH YIELD FUND

MANAGERS FIXED INCOME FUND

Supplement dated July 7, 2006

to the Prospectus dated May 1, 2006

The following information supplements and supersedes any information to the contrary relating to Managers 20 Fund, Managers Mid-Cap Fund, Managers Balanced Fund, Managers High Yield Fund and Managers Fixed Income Fund (collectively, the “Funds”), each a series of Managers Trust II, contained in the Funds’ Prospectus dated May 1, 2006.

In the section titled “About Your Investment – Share Class Sales Charges – Class B Shares”, the numbered paragraphs under “Please note:” are hereby replaced in their entirety with the following:

1.	Class B share purchases may not exceed $50,000.

2.	Any shares you purchase by reinvesting the dividends and capital gains distributions from your Class B shares do not carry a CDSC.

3.	When you place an order to sell Class B shares, we automatically sell the shares, if any, that have no CDSC first.

4.	You may reinstate your Fund investment anytime within 180 calendar days after you sell your shares. That means we will reimburse up to the full amount of any CDSC you paid, depending on how much you reinvest. You may exercise this reinvestment privilege only once per Fund investment and it may be subject to other restrictions.

Additionally, the last sentence in the section titled “About Your Investment – Share Class Sales Charges – Class C Shares” is hereby replaced with the following: “See 2, 3 and 4 in “Class B Shares” above for other similarities.”

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE